WILHELMINA

International

OTCBB:WHLM


VOGUE
THE NEW YORK IDEA:




PRADA


BOSS

FORWARD LOOKING STATEMENTS

In addition to historical information, this presentation includes certain "forward-looking" statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the "exchange Act"), and the Private Securities Litigation Reform Act of the 1995 and information relating to the Company and its subsidiaries that are based on the beliefs of the Company's management as well as information currently available to the Company's management. When used in this report, the works "anticipate", "believe", "estimate", and "intend" and words or phrases of similar import, as they relate to the Company or its subsidiaries or Company Management, are intended to identify forward-looking statements. Such statements reflect the current risks, uncertainties and assumptions related to certain factors including, without limitation, competitive factors, general economic conditions, the interest rate environment, governmental regulation and supervision, seasonality, changes in industry practices, one-time events and other factors described herein and in other filings made by Company with the SEC. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underling assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not undertake any obligation to publicly update these forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.



INVESTMENT OPPORTUNITY SUMMARY

- Consistently profitable
- Positive cash flow
- No long-term debt
- Accomplished management team
- Base business growth, particularly in women's "image" category
- Ancillary base business opportunities
  - Hair & Make-up
  - Stylists
  - Photographers
- International expansion
- Brand development into consumer products, experiences, etc.
- Potential for talent management representation beyond modeling business
- Industry consolidation opportunities


VOGUE
THE SPECIAL BEAT OF AMERICAN DAY CLOTHES
VOGUE
VOGUE'S PICK OF THE GREAT AMERICAN CLOTHES
VOGUE
VOGUE'S WORD ON PARIS FASHION:
IN AMERICA:
VOGUE
COLLECTIONS DE HAUTE COUTURE PARIS

COMPANY HIGHLIGHTS

- Founded in 1967 by Wilhelmina Cooper
- 47 year history of success
- Strong relationships with over 2,000 clients
- 1,500 active models
- 92 employees
- Full service agency


VOGUE
PARIS AND AMERICA:


VOGUE
THE BIG CHOICE IN BEAUTY NOW


VOGUE


VOGUE

WILHELMINA: THE MODELS

1960's–

- In 1967, Wilhelmina Cooper revolutionized the world of fashion when she founded Wilhelmina Models. Wilhelmina was an international supermodel and scout- immediately discovering rising stars such as Iman.


VOGUE
Wilhelmina


Anjelica Huston


Iman

1970's–

- Wilhelmina Models paved the way as an industry leader with legendary models such as Gia Carangi, Patti Hansen and Beverly Johnson.


Gia Carangi


VOGUE
Patti Hansen


LIFE
Black Models Take Center Stage
LIFE
Naomi Simms


Beverly Johnson


Jessica Lange

WILHELMINA: THE MODELS

1980's–

- Wilhelmina Models grew into a top full service agency representing women, men and children.



Whitney Houston


GQ
New Moves

Bruce Hulse



Kim Alexis



Katherine Heigel



Sela Ward

1990's–

- Wilhelmina Models reinforces their premium status in the industry with top male models joining their talent roster, securing prestigious editorials and campaigns with top fashion brands.



Esther Canadas



Carla Bruni


DKNY
NYC

Mark Vanderloo


BOSS

Jason Lewis



Gabriel Aubrey

WILHELMINA: THE MODELS

2000's–

- Wilhelmina Models remains at the forefront of the modeling industry expanding with superstars in modeling, film, music and entertainment.


W
Shine!

Linda Evangelista



Alex Lundqvist



Jessica Simpson


Lucky
Dress to Perfect Your Shape
LOVE YOUR HAIR
WIN
FREE STUFF
fergie!
Perfect Skin

Fergie



Zoe Saldana

2010's - present

- Wilhelmina Models is one of the most prominent and thriving talent management companies in the world, representing models and celebrities recognized worldwide.



Coco Rocha


L'OFFICIEL
WE NEED TO TALK ABOUT DENIM

Marlon Teixeira



Keri Hilson



RJ King



Ava Smith

FINANCIAL HIGHLIGHTS

AS OF DECEMBER 31st, 2013

- 117.4 million common shares
- Cash $2.6 million; Debt $.8m
- Gross Billings $68.3m
- EBITDA (before Corp. OH) $4.8m
- NOLs ($4-$5 million)
- Only U.S. publicly-traded fashion model agency

COMPETITORS

There is no public information on the gross billings of these agencies (except for Elite Europe). Management believes the combined gross billings of these agencies is $400m-$500m.

	Full Service	Women & Men	Women
Large		IMG FORD	
Medium	WILHELMINA	DNA NEXT MAJOR	ELITE MARILYN WOMEN
Small	NY MODELS	SELECT STORM	ONE MANAGEMENT SOCIETY THE LIONS

FULL SERVICE AGENCY

- Core Business-fashion model management
  - ✧ Women- Image
  - ✧ Men- Image
  - ✧ Direct Women
  - ✧ Direct Men
  - ✧ Curve
  - ✧ Direct 2 - Commercial Women
  - ✧ Runway
  - ✧ Fitness
  - ✧ Kids
  - ✧ Hair & Make-up
- Other
  - ✧ LW1, Inc. – represents actors and actresses in TV & Film (Screen Actors Guild business)
  - ✧ Marketing and events (model contests)
  - ✧ Licensing division
    - Local/International affiliates
    - Consumer products










A
GOODMAN
FINISHES
FIRST


STRATEGY

- Management's strategy is to increase value to shareholders through the following initiatives:
  - ✧ Develop Wilhelmina into a global brand.
  - ✧ Expand the high end fashion boards.
  - ✧ Rebuild men's board/business.
  - ✧ Increase global scouting and talent development.
  - ✧ Continue to hire high quality agents.
  - ✧ Promote and execute model search contests for profit and to increase talent pool.
  - ✧ Focus on social media efforts and brand awareness to expand consumer base.
  - ✧ Strategically acquire, add-on or industry consolidation businesses, both domestic and international.
  - ✧ License the "Wilhelmina" name to leading, local model management agencies (including International).
  - ✧ License the "Wilhelmina" brand in connection with consumer products; e.g. cosmetics and other fashion and beauty related products.
  - ✧ Identify Wilhelmina talent with their own unique name/brand power to further expand licensing.
  - ✧ Expand into related representation including designers, photography and stylists.
  - ✧ Partner on television shows, movie and book opportunities associated with the brand, the agency and/or Wilhelmina, the woman.
  - ✧ Utilize public company "currency" to leverage position.

WILHELMINA CORE BILLINGS
VS
US ADVERTISING INDUSTRY GROWTH



50%
40%
30%
20%
10%
0%
-10%
-20%
Year over year Quarterly Growth
Wilhelmina has outperformed Ad Index in recent favorable economic periods.
Wilhelmina's performance was very similar to Ad index during the recession, with a similar decline and same trough date.

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12	Q3 12	Q4 12	Q1 13	Q2 13	Q3 13
WHLM Core Billings	2%	7%	11%	41%	21%	28%	18%	-13%	-18%	-16%	-12%	4%	35%	34%	37%	39%	22%	17%	4%	0%	-3%	-5%	-3%	2%	6%	13%	44%
US Ad Index ex Int	2%	0%	1%	-2%	0%	-4%	-8%	-9%	-16%	-15%	-11%	-4%	5%	9%	10%	11%	6%	3%	1%	-2%	4%	2%	2%	3%	1%	2%	2%

US Ad Index Growth is a bottoms-up tally of reported US advertising across 37 publicly traded media companies, compiled by Goldman Sachs.

CURRENT TOP MODELS BY IMAGE












Top Female Models: (L to R) Coco Rocha, Ava Smith, Sung Hee, Soo Joo, Alexandra Richards

Top Male Models: (L to R) Marlon Teixeira, Ton Heunkels, Baptiste, Armando Cabral, Alex Lundqvist

CURRENT TOP MODELS BY EARNINGS


PRIME
CONDITION
THE HEALTH
& FITNESS ISSUE

Top Female Models: (L to R) Anzhelika Kocheva, Coco Rocha, An Hayward, Ava Smith, Kirsten Shiells

Top Male Models: (L to R) Alex Lundqvist, RJ King, Marlon Teixeira, Josh Wald, Andre Douglas

2013/2014 HIGHLIGHTS




Sports Illustrated


GUES


GUCCI


PRADA


Calvin Klein


KARL LAGERFELD




TOMMY HILFIGER

Female Models: (L to R) Cindy Bruna: **Victoria Secret Fashion Show**, Lauren Mellor: **Sports Illustrated**, Danielle Knudson: **Guess**, Elizabeth Erm: **Gucci**, Cindy Bruna: **Prada**

Male Models: (L to R) Clark Bockleman: **Calvin Klein**, Marlon T: **Karl Lagerfeld**, RJ Mitte: **The Gap**, Marlon T & RJ King: **Tommy Hilfiger**

GROSS BILLINGS BY BUSINESS LINE


2013
15%
20%
65%
Men
Women
Other

*other denotes Model Contests/TV/Licensing/Artists Management

WILHELMINA
International
OTCBB:WHLM

EXAMPLE FOR STANDARD $10,000 MODEL BOOKING

GROSS BILLINGS TO CUSTOMER

$12,000

($10,000 booking plus 20% service charge to customer)

FINANCIAL REPORTING	
SERVICE CHARGE TO THE CUSTOMER (Industry Standard is 20%)	$2,000
COMMISION CHARGED TO MODEL (Industry Standard is 20%)	2,000
PAYMENT TO THE MODEL	8,000
NET PROFIT TO WILHELMINA	$4,000

GROSS BILLINGS BY YEAR


Millions
$70
$60
$50
$40
$30
$20
$10
$-
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

OPERATING LEVERAGE



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
Salaries & Service Cost
Office & General Expense
Corporate Overhead

QUARTERLY GROSS BILLINGS


Millions
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13

FINANCIAL SUMMARY

(in thousands)		2013			2012	
Gross Billings						
Core	$	64,700		$	53,300	
WAM		3,600			10,400	
Total Gross Billings		68,300			63,700	
WAM % of total		5.3%			16.3%	
Selected Income Stmt Data						
Revenues Core	$	65,200		$	54,500	
Revenues from Other		600			1,900	
Total Revenues		65,800			56,400	
Model costs		46,100	70.1%		38,400	68.1%
Revenues net of model costs		19,700	29.9%		18,000	31.9%
Operating expenses						
Salaries and service costs		11,400	17.3%		10,200	18.1%
Office and general expenses		3,500	5.3%		3,300	5.9%
Amort & Depr		1,600	2.4%		1,500	2.7%
Corporate overhead		1,200	1.8%		1,400	2.5%
Total operating expenses		17,700	26.9%		16,400	29.1%
Operating income	$	2,000	3.0%	$	1,600	2.8%
Adjusted EBITDA (1)						
Operating income	$	2,000		$	1,600	
Add: Amort & Depr		1,600			1,500	
Add: Corporate Overhead		1,200			1,400	
Total Adjusted EBITDA		4,800	7.3%		4,500	8.0%
Less corporate overhead		(1,200)	-1.8%		(1,400)	-2.5%
EBITDA	$	3,600	5.5%	$	3,100	5.5%

BALANCE SHEET

	(in thousands)	2013		2012
Selected Balance Sheet Data				
Cash	$	2,600	$	1,200
Accounts receivable		11,400		9,900
Accounts payable		3,200		2,600
Due to models		8,500		7,100
Bank debt		800		-
Treasury stock		1,600		1,200
Stockholders equity	$	22,900	$	22,000

No reliance, no update and use of information

The information in the presentation is provided to you as of March 7, 2014, and the Company does not intend to update the information after its distribution, even in the event that the information becomes materially inaccurate. Certain information contained in this presentation includes calculations or figures that have been prepared internally and have not been audited or verified by a third party. Use of different methods for preparing, calculating or presenting information may lead to different results and such differences may be material.

Non GAAP financial measures

This presentation contains certain disclosures about Adjusted EBITDA which represents a non-GAAP financial measure, the Company considers Adjusted EBITDA to be a key operating metric of the Company's business, and uses Adjusted EBITDA in its planning and budgeting processes and to monitor and evaluate its financial and operating results. The Company believes that Adjusted EBITDA is useful to investors because it provides an analysis of financial and operating results using the same measure that the Company uses in evaluating itself. The Company defines Adjusted EBITDA as operating income before depreciation and amortization and corporate overhead at the holding company level. Adjusted EBITDA is a non-GAAP financial measure, defined as a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in a company's statements of operations, balance sheets or statements of cash flows. Pursuant to the requirements of Regulation G, the Company provides a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income as an indicator of the Company's operating performance or cash flows from operating activities, as a measure of liquidity or any other measure of performance derived in accordance with GAAP.

Preliminary estimated results

This presentation contains preliminary estimated unaudited financial results for the year ended December 31, 2013. Estimates of results are inherently uncertain and subject to change, and we undertake no obligation to update this information. The estimates contained in this presentation may differ from actual results. This data has been prepared by, and is the responsibility of, management based on a number assumptions and has not been reviewed or audited by our independent registered public accounting firm. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. During the course of the preparation of the financial statements and related notes and our year-end audit, additional items that would require material adjustments to the preliminary financial information may be identified.

INVESTMENT OPPORTUNITY SUMMARY

- Consistently profitable
- Positive cash flow
- No long-term debt
- Accomplished management team
- Base business growth, particularly in women's "image" category
- Ancillary base business opportunities
  - Hair & Make-up
  - Stylists
  - Photographers
- International expansion
- Brand development into consumer products, experiences, etc.
- Potential for talent management representation beyond modeling business
- Industry consolidation opportunities


VOGUE
THE SPECIAL BEAT OF AMERICAN DAY CLOTHES


VOGUE
VOGUE'S PICK OF THE GREAT AMERICAN CLOTHES
a coast-to-coast fashion report
Bargains in chic U.S.A.


VOGUE
VOGUE'S WORD ON PARIS FASHION:
IN AMERICA:


VOGUE
COLLECTIONS DE HAUTE COUTURE PARIS

WILHELMINA

International

OTCBB:WHLM